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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): FEBRUARY 29, 2000


                            PARK NATIONAL CORPORATION
           ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Ohio                          1-13006                31-1179518
--------------------------------    --------------------   ---------------------
(State or other jurisdiction          (Commission File         (IRS Employer
     of incorporation)                     Number)           Identification No.)



          50 NORTH THIRD STREET, P.O. BOX 3500, NEWARK, OHIO 43058-3500
     -----------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (740) 349-8451
                                                           -----------------


                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)




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ITEM 5.       OTHER EVENTS

              On February 29, 2000, U.B. Bancshares, Inc. sent a letter to its shareholders advising them of the status of the transactions contemplated by the December 14, 1999 merger agreement between U.B. Bancshares and Park National Corporation. A copy of that letter is included as Exhibit 99.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              (a) and (b)   Not applicable.

              (c)     EXHIBITS:

              Exhibit No.                        Description
              -----------                        -----------

              Exhibit 99         Letter, dated February 28, 2000, from U.B.
                                 Bancshares, Inc. to its shareholders




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PARK NATIONAL CORPORATION



Date:  February 29, 2000                 By: /S/ DAVID C. BOWERS
                                             -----------------------------------

                                         Its:     SECRETARY
                                             -----------------------------------




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                                INDEX TO EXHIBITS



       Exhibit No.                                      Description                  Page No.
       -----------                                      -----------                  --------
           99                     Letter dated February 28, 2000, from U.B.              *
                                  Bancshares, Inc. to its shareholders



----------------------
*Filed herewith.




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